UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2010
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

287 Carrizo Canyon Road	88340
Mescalero, New Mexico	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (575) 464-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1

ITEM 7.01 — Regulation FD Disclosure
On November 24, 2010, Inn of the Mountain Gods Resort and Casino (the “Company”) announced that it has commenced a private offer to exchange its outstanding 12% Senior Notes due 2010 for (1) new 8.750% Senior Notes due 2020, (2) new Senior PIK Notes due 2020 and (3) a pro rata amount of $18 million in cash. A copy of the press release is being furnished as Exhibit 99.1.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
By:	/s/ Scott Eldredge
Scott Eldredge
Chief Operating Officer (Principal Executive Officer)

Date: November 24, 2010

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Inn of the Mountain Gods Resort and Casino Press Release dated November 24, 2010.*

*	Furnished herewith

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